UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 3, 2017

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On May 3, 2017, PEDEVCO Corp. (the “Company”) received notice from the NYSE MKT LLC (the “Exchange”) that, as a result of the Company’s one-for-ten reverse split of its outstanding common stock that took effect on April 7, 2017, the Company has regained compliance with Section 1003(f)(v) of the NYSE MKT Company Guide (“Company Guide”), which requires the thirty day average closing price per share of the Company’s common stock to be at or above $0.20 per share. The Exchange previously notified the Company that it was out of compliance with this continued listing standard on November 3, 2016, as reported by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2016.

In addition, on May 3, 2017, the Company received notice from the Exchange that the Company is not in compliance with Sections 1003(a)(i), (ii) and (iii) of the Company Guide since it reported stockholders’ equity of less than $2,000,000 at December 31, 2016 and has incurred net losses in its five most recent fiscal years ended December 31, 2016. The Exchange previously notified the Company that it was out of compliance with the Exchange’s $6,000,000 minimum stockholders’ equity standard under Section 1003(a)(iii) on December 27, 2016, as reported by the Company in a Current Report on Form 8-K filed on December 30, 2016. As previously reported by the Company in a Current Report on Form 8-K filed on February 17, 2017, the Company submitted a plan of compliance (“Plan”) to the Exchange designed to regain compliance under Section 1003(a)(iii) of the Company Guide, which was accepted by the Exchange on February 13, 2017, and which Plan, if achieved as contemplated, would increase the Company’s stockholders’ equity well-above the Exchange’s minimum continued listing standards required under Sections 1003(a)(i), (ii) and (iii) of the Company Guide. As such, no new or revised Plan is required to be submitted by the Exchange at this time, and the Company believes it is making progress consistent with the Exchange-approved Plan.

Receipt of the letter does not have any immediate effect upon the listing of the Company’s common stock, provided that in order to maintain its listing on the Exchange, the Company must continue to make progress consistent with the Plan previously approved by the Exchange, and regain compliance with Sections 1003(a)(i), (ii) and (iii) of the Company Guide by June 27, 2018. If the Company fails to do so, the Company will be subject to delisting procedures as set forth in the Company Guide. The Company may then appeal such a determination by the staff of the Exchange in accordance with the provisions of the Company Guide. There can be no assurance that the Company will be able to achieve compliance with the Exchange’s continued listing standards within the required time frame. Until the Company regains compliance with the Exchange’s listing standards, a “.BC” indicator will be affixed to the Company’s trading symbol to denote non-compliance with the Exchange’s continued listing standards; provided that as disclosed in the Current Report on Form 8-K filed by the Company on November 9, 2016, a “.BC” indicator is already affixed to the Company’s trading symbol due to the fact that the Company was not in compliance with Section 1003(f)(v) of the Company Guide until notified on May 3, 2017 that it has now regained compliance under such Section.

ITEM 7.01 REGULATION FD DISCLOSURE.

The Company issued a press release on May 9, 2017, announcing that the Company had received notice from the Exchange indicating that it had regained compliance with the Exchange’s continued “minimum stock price” listing standards, but does not satisfy the continued listing standards of the Exchange with respect to minimum stockholders’ equity. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated May 9, 2017

Forward-Looking Statements

Some of the statements contained in this report discuss future expectations, contain projections of results of operations or financial condition, or state other “forward-looking” information. The words “believe,” “intend,” “plan,” “expect,” “anticipate,” “estimate,” “project,” “goal” and similar expressions identify such a statement was made, although not all forward-looking statements contain such identifying words. These statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on various factors and is derived using numerous assumptions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, the risks discussed in this and our other SEC filings. We do not promise to or take any responsibility to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements except as required by law. Future events and actual results could differ materially from those expressed in, contemplated by, or underlying such forward-looking statements.

PEDEVCO’s forward-looking statements are based on assumptions that PEDEVCO believes to be reasonable but that may not prove to be accurate. PEDEVCO cannot guarantee future results, level of activity, performance or achievements. Moreover, PEDEVCO does not assume responsibility for the accuracy and completeness of any of these forward-looking statements. PEDEVCO assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: May 9, 2017	By:	/s/ Michael L. Peterson
Michael L. Peterson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 9, 2017

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